UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  February 5, 1999

XATA Corporation
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(Name of small business issuer in its charter)

         Minnesota                          0-27166                        41-1641815
-------------------------------     ------------------------     -----------------------------
(State of other jurisdiction of     (Commission File Number)      (IRS Employer Identification
        incorporation)                                                       Number)
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151 East Cliff Road, Burnsville, MN                            55337
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(Address of principal executive offices)                     (Zip Code)


Issuer's telephone number:      612-894-3680
                           --------------------

(Former name, former address and former fiscal year, if changed since last report): N/A


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TABLE OF CONTENTS


Item 5.  Other Events  ........................................................1

Item 7.  Exhibits  ............................................................2

SIGNATURES  ...................................................................3




ITEM 5.  OTHER EVENTS

         On February 5, 1999, XATA Corporation (the "Company") announced that Dennis R. Johnson was stepping down as President and Chief Executive Officer. Mr. Johnson will remain as a member of the Company's Board of Directors. Mr. Johnson will be replaced as President and Chief Executive Officer by Mr. Edward
T. Michalek. Mr. Michalek is a former Chairman of the Board of Directors for the Company.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 6, 1996.       XATA CORPORATION


                                 By       /s/ Gary C. Thomas
                                        ---------------------------------
                                        Gary C. Thomas, Chief
                                        Financial Officer (Principal accounting
                                        and financial officer)


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FOR IMMEDIATE RELEASE                              CONTACT:
                                                   Gary Thomas
                                                   CFO
                                                   XATA Corporation
                                                   612-894-3680

                      XATA CORPORATION NAMES E.T. MICHALEK
                             CHIEF EXECUTIVE OFFICER

MINNEAPOLIS, Feb. 8, 1999--XATA Corporation (Nasdaq: XATA) has named Edward T. Michalek chief executive officer effective immediately. Michalek, 66, was formerly chairman of the company's board of directors. He joined XATA's board in 1991 and retired as chairman and a board member in November 1997.

         Michalek replaces Dennis R. Johnson, who will continue to serve as a member of XATA's board of directors.

         Michalek is currently a member of the boards of directors at Behavioral Dynamics, Inc., CMG, Ltd. and Norwesco Inc. He retired from Advance Machine Company where he served as chairman of the board, president and chief executive officer from February 1992 until August 1995. He had previously served as chairman of the board, president and chief executive officer at Norwesco, Inc. Michalek has extensive experience in general and operating management and marketing with publicly held companies including Norwesco, Inc., Arctic Enterprises, Inc., Emerson Electric Company and Skil Corporation. He is a graduate of Northwestern University.

         XATA Corporation is the leading provider of onboard technology to the transportation industry. XATA ONBOARD is the most powerful, advanced, yet user-friendly onboard computer system on the market. XATA ONBOARD seamlessly combines onboard computing, real-time communications, global positioning and fleet management software to provide an enterprise-wide logistics management solution for America's largest fleets. The Internet address for XATA is http://www.xata.com.

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